UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-08599

DWS Equity Trust

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

AUGUST 31, 2007

Annual Report
to Shareholders

DWS Disciplined Market Neutral Fund

Contents

Click here Performance Summary

Click here Information About Your Fund's Expenses

Click here Portfolio Management Review

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Report of Independent Registered Public Accounting Firm

Click here Tax Information

Click here Trustees and Officers

Click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Management can take short positions in stocks, which means the fund could incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. The use of short sales-in effect, leveraging the fund's portfolio-could increase the fund's exposure to the market, magnify losses and increase the volatility of returns. Management focuses its investments on certain industrial sectors, thereby increasing its vulnerability to any single industry or regulatory development. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Please read the prospectus for details regarding the fund's risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2007

Classes A, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charge.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 13, 2006 are 2.38%, 3.08% and 1.94% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended August 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings for Class A, C and Institutional shares for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Cumulative Total Returns (Unadjusted for Sales Charge) as of 8/31/07
DWS Disciplined Market Neutral Fund	Life of Fund*
Class A	-2.54%
Class C	-3.20%
Institutional Class	-2.47%
Citigroup 3-Month T-Bill Index‡	4.18%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on October 13, 2006. Index returns began on October 31, 2006.
Net Asset Value Information
	Class A	Class C	Institutional Class
Net Asset Value: 8/31/07	$ 9.64	$ 9.59	$ 9.65
10/13/06 (commencement of operations)	$ 10.00	$ 10.00	$ 10.00
Distribution Information: 10/13/06 (commencement of operations) to 8/31/07: Income Dividends	$ .08	$ .06	$ .08
Capital Gain Distributions	$ .03	$ .03	$ .03
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Disciplined Market Neutral Fund — Class A [] Citigroup 3-Month T-Bill Index‡

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/07
DWS Disciplined Market Neutral Fund		Life of Fund*
Class A	Growth of $10,000	$9,186
	Average annual total return	-8.14%
Class C	Growth of $10,000	$9,584
	Average annual total return	-4.16%
Citigroup 3-Month T-Bill Index‡	Growth of $10,000	$10,418
	Average annual total return	4.18%

The growth of $10,000 is cumulative.

* The Fund commenced operations on October 13, 2006. Index returns began on October 31, 2006.
Growth of an Assumed $1,000,000 Investment
[] DWS Disciplined Market Neutral Fund — Institutional Class [] Citigroup 3-Month T-Bill Index‡

Comparative Results as of 8/31/07
DWS Disciplined Market Neutral Fund		Life of Fund*
Institutional Class	Growth of $1,000,000	$975,300
	Average annual total return	-2.47%
Citigroup 3-Month T-Bill Index‡	Growth of $1,000,000	$1,041,783
	Average annual total return	4.18%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on October 13, 2006. Index returns began on October 31, 2006.
‡ The unmanaged Citigroup 3-Month T-Bill Index is representative of the 3-month Treasury market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com (Class S) for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 13, 2006 is 2.26% Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended August 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Cumulative Total Returns as of 8/31/07
DWS Disciplined Market Neutral Fund	Life of Fund*
Class S	-2.38%
Citigroup 3-Month T-Bill Index‡	4.18%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on October 13, 2006. Index returns began on October 31, 2006.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 8/31/07	$ 9.65
10/13/06 (commencement of operations)	$ 10.00
Distribution Information: 10/13/06 (commencement of operations) to 8/31/07: Income Dividends	$ .08
Capital Gain Distributions	$ .03
Growth of an Assumed $10,000 Investment
[] DWS Disciplined Market Neutral Fund — Class S [] Citigroup 3-Month T-Bill Index‡

Comparative Results as of 8/31/07
DWS Disciplined Market Neutral Fund		Life of Fund*
Class S	Growth of $10,000	$9,762
	Average annual total return	-2.38%
Citigroup 3-Month T-Bill Index‡	Growth of $10,000	$10,418
	Average annual total return	4.18%

The growth of $10,000 is cumulative.

* The Fund commenced operations on October 13, 2006. Index returns began on October 31, 2006.
‡ The unmanaged Citigroup 3-Month T-Bill Index is representative of the 3-month Treasury market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2007 to August 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2007
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/07	$ 974.60	$ 968.00	$ 976.20	$ 975.30
Expenses Paid per $1,000*	$ 15.38	$ 19.10	$ 14.79	$ 14.54
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/07	$ 1,009.63	$ 1,005.80	$ 1,010.23	$ 1,010.49
Expenses Paid per $1,000*	$ 15.65	$ 19.46	$ 15.05	$ 14.80
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Disciplined Market Neutral Fund+	3.09%	3.85%	2.97%	2.92%
+ Includes dividend expense on securities sold short of 0.82% for each class, respectively.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Disciplined Market Neutral Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Disciplined Market Neutral Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

Global Head of Quantitative Strategies Portfolio Management: New York.

Joined the fund in 2007.

BS, The Wharton School, University of Pennsylvania.

Jin Chen, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Senior portfolio manager for Global Strategies: New York.

Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.

Joined the fund in 2007.

BS, Nanjing University; MS, Michigan State University.

Julie Abbett

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Senior portfolio manager for Global Quantitative Equity: New York.

Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.

Joined the fund in 2007.

BA, University of Connecticut.

In the following interview, the fund's portfolio managers discuss recent market events as well as the performance and positioning of the portfolio during the period from the fund's commencement of operations on October 16, 2006 through August 31, 2007.*

* The fund's inception date is October 13, 2006. The fund commenced operations on October 16, 2006.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the US stock market and the fund perform during the period under review?

A: Despite a significant increase in market volatility throughout July and August, US equities delivered a strong performance during the fund's reporting period. A backdrop of robust global growth and better-than-expected corporate profits provided a positive underpinning for stock prices. In addition, heavy buying activity by private equity firms — which purchase the stock of public companies at a premium in order to take them private — boosted the shares of both companies that were purchased as well as those viewed as being potential acquisition targets. These factors helped the market to rise steadily from the beginning of the reporting period through mid-July, with only a brief sell-off in early March interrupting the otherwise powerful rally. A notable outcome of this rally was that traditional valuation metrics proved largely ineffective amid investors' frenzied search for the next likely takeover candidate.

This frenzied investment environment suddenly took a turn for the worse in mid-July, however, when the continued deterioration in housing prices and rising defaults among subprime mortgage holders caused the credit markets to freeze up. Investors rapidly grew more risk-averse, leading to a sell-off across virtually all asset classes. Stock prices were hit hard, and the resulting market dislocations led to an unusual outcome: higher-quality, more reasonably valued stocks generally underperformed, while lower-quality, higher-valued stocks outperformed and in some cases actually gained ground.

This backdrop proved very difficult for the fund. First, the surge in merger and acquisition activity in the first half of 2007 led to a short-term breakdown in the effectiveness of the fund's valuation criteria. Second, the outperformance of lower-quality stocks during the July-August correction meant that the fund's short positions did not rise as much as the value of its long positions declined.1 The result was that the fund no longer performed in a market-neutral manner, but instead lagged the performance of the broader market by a substantial margin. While the fund rebounded sharply in the final two weeks of the period once market conditions normalized, this was not enough to make up for the shortfall that had occurred previously.

1 The value of a short position rises when the underlying stock falls.

The result was that the fund underperformed for the full period. From its inception on October 13, 2006 through August 31, 2007, DWS Disciplined Market Neutral Fund's Class A shares produced a total return of -2.54%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for complete performance information.) Its benchmark, the Citigroup 3-Month T-Bill Index, returned 4.18% during the same interval.2

2 The unmanaged Citigroup 3-Month T-Bill Index is representative of the 3-month Treasury market. Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

How is the fund managed?

"We use a quantitative process to assess a large investment universe — the Russell 1000 Index. All of the stocks are ranked from best to worst based on a proprietary screening process, then we invest in about 130 to 160 of the top-rated stocks in the index and sell short an equal dollar amount of the lowest-ranked stocks. (A 'short sale' is an investment whose value rises if the price of a security declines.) The proceeds from short selling are held in a money market investment, which will account for a portion of the fund's total return. To ensure market neutrality, the portfolio is constantly adjusted to eliminate the effects of market capitalization, investment style and industry exposure.

This proprietary quantitative model ranks every stock within the Russell 1000 Index using nine factors that fit into three broad categories: valuation factors, growth factors and market sentiment factors. The first looks at earnings quality as well as forward price-to-earnings and price-to-cash flow ratios. In the growth category, the factors assessed include earnings revision momentum (to ensure that estimates are not falling), cash flow growth, cash flow return on invested capital (a measure of management effectiveness) and a proprietary analysis designed to predict the likelihood of earnings surprises. Rounding out the approach is an analysis of market sentiment, based on each stock's price momentum and the percentage of shares that are already sold short.

The goal: a steady total return resulting from the combination of the cash yield and the potential gains generated from the long and short equity positions. Additionally, during normal market conditions the matching values of the long/short positions should result in a portfolio with a beta — that is, sensitivity to the movements of the broader market — of zero. For investors, this creates the opportunity to greatly improve diversification by holding an investment that should be uncorrelated to their other portfolio holdings."

Portfolio Manager Robert Wang

Q: What elements of the fund's positioning helped and hurt performance?

A: Looking first at the fund's disciplined investment approach using fundamental valuation, growth and market sentiment information (please see discussion on how the fund is managed), those that measure both growth characteristics and market sentiment proved effective. However — consistent with the unusual environment — the fund's valuation factors were the main source of underperformance.

The effectiveness of the fund's individual stock selection was mixed. It should be noted that our strategy is active in nature, so many of the holdings we discuss here will not appear in the portfolio report. In these cases, the trades were closed out prior to the end of the reporting period.

From an industry perspective, our selection was most effective in basic materials, where long positions in the chemicals companies Huntsman Corp., Lyondell Chemical Co. and Celanese Corp. all boosted returns. Additional gains came from long positions in Southern Copper Corp. and United States Steel Corp. The second-largest contribution came from health care equipment/services, where the most significant contributor was a long position in Dade Behring Holdings, Inc. Capital goods, insurance and consumer durables/apparel were also sources of strong performance for the fund.

On the negative side, the fund lost ground via its short positions in hotels/restaurants/leisure, where the casino stocks Wynn Resorts Ltd., Las Vegas Sands Corp. and MGM MIRAGE all outperformed. Energy, where gains in our long positions failed to make up for the losses in our short positions, also proved to be an area of softness for the fund. Software/services, retailing and food/beverage/tobacco were additional areas in which the fund underperformed.

Q: Do you have any closing thoughts for shareholders?

A: While we are not pleased with the fund's underperformance, we believe this was largely the result of the exceptional external market environment. Under normal circumstances, it can be expected that higher-quality stocks will typically outperform, while their lower-quality counterparts will lag. Believing this will remain the case over the long term, we intend to maintain the fund's unique strategy. We urge shareholders to keep a long-term perspective through such short-term disruptions.

Portfolio Summary

Long Position Sector Diversification (As a % of Long Common Stocks)	8/31/07

Consumer Discretionary	22%
Industrials	17%
Information Technology	14%
Health Care	13%
Financials	9%
Energy	8%
Materials	7%
Telecommunications Services	5%
Consumer Staples	4%
Utilities	1%
100%

Sector diversifications are subject to change.

Ten Largest Long Equity Holdings at August 31, 2007 (11.1% of Net Assets)
1. Invitrogen Corp. Developer of research kits	1.2%
2. Ryder System, Inc. Provider of equipment leasing and transportation services	1.1%
3. Embarq Corp. Offers regulated local communications services	1.1%
4. MEMC Electronic Materials, Inc. Manufacturer of semiconductors and equipment	1.1%
5. Humana, Inc. Provider of managed health plans	1.1%
6. Frontier Oil Corp. Sells refined crude products	1.1%
7. BJ's Wholesale Club, Inc. Operator of a chain of discount stores	1.1%
8. Dollar Tree Stores Operates a discount variety store chain	1.1%
9. UAL Corp. Transports persons, property and mail through the United States and abroad	1.1%
10. United States Cellular Corp. Provides cellular telephone service throughout the United States	1.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Securities Sold Short Position Sector Diversification (As a % of Common Stocks Sold Short)	8/31/07

Consumer Discretionary	20%
Information Technology	19%
Industrials	14%
Health Care	14%
Financials	9%
Energy	9%
Materials	7%
Consumer Staples	5%
Telecommunications Services	3%
100%

Sector diversifications are subject to change.

Ten Largest Securities Sold Short Equity Holdings at August 31, 2007 (12.1% of Net Assets)
1. Varian Semiconductor Equipment Associates, Inc. Manufacturer of semiconductor processing equipment	1.4%
2. Las Vegas Sands Corp. Owns and operates hotels in Las Vegas	1.3%
3. Oceaneering International, Inc. Provider of engineered services and hardware for oil and gas, aerospace and construction companies	1.2%
4. Amylin Pharmaceuticals, Inc. Manufacturer of pharmaceuticals and pharmaceutical preparation service	1.2%
5. Cypress Semiconductor Corp. Manufacturer of digital and mixed-signal integrated circuits	1.2%
6. Carlisle Companies, inc. Manufactures and distributes construction materials and transportation products	1.2%
7. Constellation Brands, Inc. Producer and distributor of alcoholic beverages	1.2%
8. Bunge Ltd. Integrated global agribusiness and food company spanning the farm-to-consumer food chain	1.2%
9. Quest Diagnostics, Inc. Operator of a clinical testing laboratory	1.1%
10. Smith International, Inc. Supplies products and services to the oil and gas exploration and production industry	1.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2007

	Shares	Value ($)

Long Positions 98.2%
Common Stocks 96.4%
Consumer Discretionary 21.5%
Automobiles 1.0%
Thor Industries, Inc. (a)	4,100	180,359
Hotels Restaurants & Leisure 4.4%
Boyd Gaming Corp. (a)	4,500	183,825
Brinker International, Inc. (a)	6,600	190,344
Darden Restaurants, Inc. (a)	4,500	187,200
McDonald's Corp. (a)	3,500	172,375
Yum! Brands, Inc.	2,000	65,440
		799,184
Household Durables 2.8%
Centex Corp. (a)	5,800	167,678
KB HOME (a)	5,500	166,870
NVR, Inc.* (a)	300	167,850
		502,398
Internet & Catalog Retail 1.0%
NutriSystem, Inc.* (a)	3,400	184,382
Leisure Equipment & Products 1.0%
Hasbro, Inc. (a)	6,300	177,723
Media 1.9%
McGraw-Hill Companies, Inc. (a)	3,200	161,472
The DIRECTV Group, Inc.* (a)	8,100	188,973
		350,445
Multiline Retail 2.7%
Big Lots, Inc.* (a)	3,800	113,126
Dollar Tree Stores, Inc.* (a)	4,500	195,525
Family Dollar Stores, Inc. (a)	6,500	190,320
		498,971
Specialty Retail 4.3%
AutoZone, Inc.* (a)	1,500	181,935
Chico's FAS, Inc.* (a)	10,400	166,192
Coldwater Creek, Inc.* (a)	5,500	68,420
Dick's Sporting Goods, Inc.* (a)	2,800	181,720
RadioShack Corp. (a)	7,400	175,898
		774,165
Textiles, Apparel & Luxury Goods 2.4%
Coach, Inc.* (a)	3,800	169,214
Jones Apparel Group, Inc. (a)	5,000	95,950
Polo Ralph Lauren Corp. (a)	2,300	173,742
		438,906
Consumer Staples 4.0%
Beverages 1.1%
Coca-Cola Enterprises, Inc. (a)	8,000	190,560
Food & Staples Retailing 1.1%
BJ's Wholesale Club, Inc.* (a)	5,600	196,000
Household Products 1.0%
Energizer Holdings, Inc.* (a)	1,700	180,081
Tobacco 0.8%
Loews Corp. — Carolina Group (a)	2,000	152,240
Energy 7.8%
Energy Equipment & Services 4.4%
Global Industries, Ltd.* (a)	7,600	183,768
Patterson-UTI Energy, Inc. (a)	8,200	176,054
Superior Energy Services, Inc.* (a)	1,700	65,994
Transocean, Inc.* (a)	1,700	178,653
Unit Corp.* (a)	3,900	191,334
		795,803
Oil, Gas & Consumable Fuels 3.4%
Frontier Oil Corp. (a)	4,800	196,944
Marathon Oil Corp. (a)	1,400	75,446
Newfield Exploration Co.* (a)	4,000	173,960
Tesoro Corp. (a)	3,600	177,588
		623,938
Financials 8.7%
Capital Markets 2.8%
Lehman Brothers Holdings, Inc. (a)	2,700	148,041
Morgan Stanley (a)	2,900	180,873
The Goldman Sachs Group, Inc. (a)	1,000	176,010
		504,924
Insurance 3.3%
Allied World Assurance Holdings Ltd. (a)	1,100	52,822
Endurance Specialty Holdings Ltd. (a)	800	31,896
First American Corp. (a)	4,000	167,320
W.R. Berkley Corp. (a)	6,100	182,329
XL Capital Ltd. "A" (a)	2,300	175,260
		609,627
Real Estate Management & Development 1.8%
CB Richard Ellis Group, Inc. "A"* (a)	5,600	165,312
Jones Lang LaSalle, Inc. (a)	1,400	156,352
		321,664
Thrifts & Mortgage Finance 0.8%
MGIC Investment Corp. (a)	5,000	150,800
Health Care 12.6%
Biotechnology 1.0%
Gilead Sciences, Inc.* (a)	4,800	174,576
Health Care Equipment & Supplies 1.7%
Baxter International, Inc. (a)	2,400	131,424
Kinetic Concepts, Inc.* (a)	3,000	180,330
		311,754
Health Care Providers & Services 5.1%
Aetna, Inc. (a)	3,600	183,276
Coventry Health Care, Inc.* (a)	3,300	189,321
Health Net, Inc.* (a)	3,300	180,807
Humana, Inc.* (a)	3,100	198,679
WellCare Health Plans, Inc.* (a)	1,800	177,660
		929,743
Life Sciences Tools & Services 1.2%
Invitrogen Corp.* (a)	2,800	218,120
Pharmaceuticals 3.6%
Eli Lilly & Co. (a)	3,100	177,785
Endo Pharmaceuticals Holdings, Inc.* (a)	5,500	175,340
Sepracor, Inc.* (a)	4,800	140,016
Watson Pharmaceuticals, Inc.* (a)	5,700	169,974
		663,115
Industrials 16.4%
Aerospace & Defense 2.1%
Boeing Co. (a)	1,800	174,060
Honeywell International, Inc. (a)	1,000	56,150
Precision Castparts Corp. (a)	1,200	156,372
		386,582
Airlines 2.0%
Delta Air Lines, Inc.* (a)	9,900	167,112
UAL Corp.* (a)	4,100	194,627
		361,739
Commercial Services & Supplies 2.5%
Dun & Bradstreet Corp. (a)	1,800	175,590
R.R. Donnelley & Sons Co. (a)	3,200	114,624
The Brink's Co. (a)	3,000	172,080
		462,294
Construction & Engineering 2.0%
Fluor Corp. (a)	1,400	178,010
Quanta Services, Inc.* (a)	6,700	189,409
		367,419
Electrical Equipment 1.0%
Thomas & Betts Corp.* (a)	3,200	177,248
Industrial Conglomerates 1.0%
Teleflex, Inc. (a)	2,300	178,871
Machinery 2.7%
AGCO Corp.* (a)	2,800	120,960
PACCAR, Inc. (a)	2,100	179,655
Toro Co. (a)	3,100	183,365
		483,980
Road & Rail 3.1%
Ryder System, Inc. (a)	3,800	208,050
Union Pacific Corp. (a)	1,600	178,512
YRC Worldwide, Inc.* (a)	5,600	172,536
		559,098
Information Technology 13.3%
Computers & Peripherals 1.8%
International Business Machines Corp. (a)	1,300	151,697
NCR Corp.* (a)	3,500	174,195
		325,892
Electronic Equipment & Instruments 1.0%
Avnet, Inc.* (a)	4,500	176,895
Internet Software & Services 0.2%
WebMD Health Corp. "A"* (a)	800	43,600
IT Services 3.9%
Accenture Ltd. "A" (a)	4,400	181,324
Computer Sciences Corp.* (a)	3,100	173,445
Hewitt Associates, Inc. "A"* (a)	5,300	178,239
Unisys Corp.* (a)	24,000	176,880
		709,888
Semiconductors & Semiconductor Equipment 5.4%
Analog Devices, Inc. (a)	4,800	177,024
Integrated Device Technology, Inc.* (a)	11,300	176,732
MEMC Electronic Materials, Inc.* (a)	3,300	202,686
National Semiconductor Corp. (a)	7,300	192,136
Novellus Systems, Inc.* (a)	6,100	166,957
NVIDIA Corp.* (a)	1,200	61,392
		976,927
Software 1.0%
NAVTEQ Corp.* (a)	2,900	182,700
Materials 6.9%
Chemicals 1.3%
Albemarle Corp. (a)	1,500	60,705
Cabot Corp. (a)	4,300	173,462
		234,167
Containers & Packaging 2.6%
Ball Corp. (a)	3,400	178,092
Pactiv Corp.* (a)	5,000	146,250
Sonoco Products Co. (a)	4,500	162,090
		486,432
Metals & Mining 3.0%
Alcoa, Inc. (a)	4,900	178,997
Freeport-McMoRan Copper & Gold, Inc. (a)	2,000	174,840
Southern Copper Corp. (a)	1,700	178,925
United States Steel Corp. (a)	100	9,448
		542,210
Telecommunication Services 4.2%
Diversified Telecommunication Services 3.1%
CenturyTel, Inc. (a)	3,900	187,122
Embarq Corp. (a)	3,300	205,986
Windstream Corp. (a)	12,600	179,928
		573,036
Wireless Telecommunication Services 1.1%
United States Cellular Corp.* (a)	2,000	194,500
Utilities 1.0%
Gas Utilities 0.0%
UGI Corp. (a)	300	7,665
Independent Power Producers & Energy Traders 1.0%
Dynegy, Inc. "A"* (a)	21,700	175,554
Total Common Stocks (Cost $18,002,516)		17,536,175

Cash Equivalents 1.8%
Cash Management QP Trust, 5.32% (b) (Cost $328,034)	328,034	328,034
	% of Net Assets	Value ($)

Total Long Positions (Cost $18,330,550)+	98.2	17,864,209
Other Assets and Liabilities, Net	97.4	17,720,439
Securities Sold Short	(95.6)	(17,393,752)
Net Assets	100.0	18,190,896
+ The cost for federal income tax purposes was $18,460,076. At August 31, 2007, net unrealized depreciation for all securities based on tax cost was $595,867. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $426,906 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,022,773.
	Shares	Value ($)

Common Stocks Sold Short 95.6%
Consumer Discretionary 19.6%
Auto Components 0.9%
Goodyear Tire & Rubber Co.*	6,200	171,492
Diversified Consumer Services 1.0%
H&R Block, Inc.	9,100	180,544
Hotels Restaurants & Leisure 5.5%
Burger King Holdings, Inc.	7,500	177,825
Las Vegas Sands Corp.*	2,300	229,310
MGM MIRAGE*	2,400	201,528
Orient-Express Hotels Ltd. "A"	3,800	190,190
Starwood Hotels & Resorts Worldwide, Inc.	900	55,008
Wyndham Worldwide Corp.*	4,800	153,120
		1,006,981
Household Durables 1.0%
Whirlpool Corp.	1,800	173,538
Media 2.6%
Central European Media Enterprises Ltd. "A"*	1,300	119,860
Interpublic Group of Companies, Inc.*	16,100	176,295
Liberty Media Corp. — Capital "A"*	1,600	174,384
		470,539
Multiline Retail 1.8%
Dillard's, Inc. "A"	6,800	161,432
Sears Holdings Corp.*	1,200	172,272
		333,704
Specialty Retail 5.8%
AutoNation, Inc.*	8,300	157,534
Bed Bath & Beyond, Inc.*	3,300	114,312
CarMax, Inc.*	7,900	179,014
Circuit City Stores, Inc.	15,700	170,816
Guess?, Inc.	3,500	185,500
OfficeMax, Inc.	600	21,312
Penske Automotive Group, Inc.	700	13,797
Tractor Supply Co.*	3,700	178,192
Urban Outfitters, Inc.*	1,500	34,350
		1,054,827
Textiles, Apparel & Luxury Goods 1.0%
Liz Claiborne, Inc.	5,100	174,267
Consumer Staples 4.5%
Beverages 1.8%
Brown-Forman Corp. "B"	1,600	114,496
Constellation Brands, Inc. "A"*	8,700	210,366
		324,862
Food Products 2.7%
Archer-Daniels-Midland Co.	5,500	185,350
Bunge Ltd.	2,300	210,312
Sara Lee Corp.	6,000	99,720
		495,382
Energy 8.3%
Energy Equipment & Services 5.4%
BJ Services Co.	7,200	178,632
Grant Prideco, Inc.*	3,500	193,550
Oceaneering International, Inc.*	3,400	228,344
Smith International, Inc.	3,100	207,731
Weatherford International Ltd.*	3,100	180,978
		989,235
Oil, Gas & Consumable Fuels 2.9%
Anadarko Petroleum Corp.	1,100	53,878
Cabot Oil & Gas Corp.	500	16,670
Overseas Shipholding Group, Inc.	1,000	71,400
Peabody Energy Corp.	4,200	178,542
Plains Exploration & Production Co.*	4,800	180,144
W&T Offshore, Inc.	900	20,061
		520,695
Financials 8.5%
Capital Markets 1.9%
Investment Technology Group, Inc.*	4,400	178,068
Lazard Ltd. "A"	4,400	176,396
		354,464
Diversified Financial Services 2.3%
CME Group, Inc.	300	166,440
Nasdaq Stock Market, Inc.*	6,000	195,960
NYSE Euronext	700	50,925
		413,325
Insurance 3.2%
Cincinnati Financial Corp.	1,400	58,996
Progressive Corp.	7,800	158,652
Protective Life Corp.	1,000	41,800
Unitrin, Inc.	3,800	172,748
White Mountains Insurance Group Ltd.	300	156,600
		588,796
Thrifts & Mortgage Finance 1.1%
Freddie Mac	3,100	190,991
Health Care 13.2%
Biotechnology 4.5%
Amgen, Inc.*	3,500	175,385
Amylin Pharmaceuticals, Inc.*	4,500	220,635
Genentech, Inc.*	2,400	179,544
Millennium Pharmaceuticals, Inc.*	17,600	178,640
PDL BioPharma, Inc.*	3,100	60,481
		814,685
Health Care Equipment & Supplies 4.9%
Hillenbrand Industries, Inc.	3,200	184,160
ResMed, Inc.*	4,500	182,970
St. Jude Medical, Inc.*	4,000	174,280
The Cooper Companies, Inc.	3,800	185,288
Varian Medical Systems, Inc.*	4,300	173,677
		900,375
Health Care Providers & Services 1.7%
DaVita, Inc.*	1,800	103,536
Quest Diagnostics, Inc.	3,800	208,050
		311,586
Life Sciences Tools & Services 1.0%
Pharmaceutical Product Development, Inc.	5,000	175,150
Pharmaceuticals 1.1%
Merck & Co., Inc.	400	20,068
Pfizer, Inc.	7,000	173,880
		193,948
Industrials 14.0%
Aerospace & Defense 1.0%
BE Aerospace, Inc.*	4,600	179,262
Air Freight & Logistics 1.1%
Expeditors International of Washington, Inc.	4,500	198,765
Airlines 1.9%
Southwest Airlines Co.	10,700	161,677
US Airways Group, Inc.*	5,900	182,605
		344,282
Commercial Services & Supplies 2.9%
Cintas Corp.	4,900	179,585
Corporate Executive Board Co.	2,500	170,075
Covanta Holding Corp.*	7,600	171,684
		521,344
Construction & Engineering 1.0%
URS Corp.*	3,400	181,696
Industrial Conglomerates 1.6%
Carlisle Companies, Inc.	4,300	211,689
McDermott International, Inc.*	900	86,391
		298,080
Machinery 3.6%
Donaldson Co., Inc.	4,700	179,446
Graco, Inc.	4,400	177,804
IDEX Corp.	1,800	69,246
Joy Global, Inc.	4,000	173,560
Timken Co.	1,500	53,340
		653,396
Trading Companies & Distributors 0.9%
Fastenal Co.	3,600	164,196
Information Technology 18.4%
Communications Equipment 5.1%
ADC Telecommunications, Inc.*	10,000	183,000
Ciena Corp.*	4,700	178,036
Corning, Inc.	8,000	186,960
Harris Corp.	500	30,415
JDS Uniphase Corp.*	12,400	180,544
Motorola, Inc.	10,500	177,975
		936,930
Computers & Peripherals 0.2%
Network Appliance, Inc.*	1,000	27,860
IT Services 4.1%
Global Payments, Inc.	5,000	197,400
Iron Mountain, Inc.*	6,200	175,212
Paychex, Inc.	3,900	173,277
VeriFone Holdings, Inc.*	5,300	195,888
		741,777
Office Electronics 1.0%
Zebra Technologies Corp. "A"*	5,000	181,500
Semiconductors & Semiconductor Equipment 5.6%
Altera Corp.	7,500	178,575
Cypress Semiconductor Corp.*	8,800	220,352
International Rectifier Corp.*	5,300	182,373
Microchip Technology, Inc.	4,700	181,044
Varian Semiconductor Equipment Associates, Inc.*	4,600	255,898
		1,018,242
Software 2.4%
Autodesk, Inc.*	2,000	92,640
BEA Systems, Inc.*	14,500	176,900
Citrix Systems, Inc.*	4,800	174,480
		444,020
Materials 6.6%
Chemicals 3.7%
Chemtura Corp.	6,900	63,549
Cytec Industries, Inc.	3,100	205,840
Scotts Miracle-Gro Co. "A"	3,800	171,988
Valspar Corp.	1,800	48,546
Westlake Chemical Corp.	6,700	181,302
		671,225
Metals & Mining 1.9%
Commercial Metals Co.	6,000	173,340
Steel Dynamics, Inc.	4,000	173,520
		346,860
Paper & Forest Products 1.0%
Louisiana-Pacific Corp.	9,900	185,427
Telecommunication Services 2.5%
Diversified Telecommunication Services 0.5%
Level 3 Communications, Inc.*	17,300	90,479
Wireless Telecommunication Services 2.0%
Crown Castle International Corp.*	5,300	194,829
NII Holdings, Inc.*	2,200	174,196
		369,025
Total Common Stocks Sold Short (Proceeds $17,266,479)		17,393,752
* Non-income producing security.
(a) Securities are pledged as collateral for short sales.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2007
Assets
Investments: Investments in securities, at value (cost $18,002,516)	$ 17,536,175
Investment in Cash Management QP Trust (cost $328,034)	328,034
Total investments, at value (cost $18,330,550)	17,864,209
Cash	10,000
Deposits with broker for securities sold short	17,553,309
Deferred offering costs	11,002
Dividends receivable	15,276
Interest receivable	39,572
Receivable for Fund shares sold	77,800
Due from Advisor	71,353
Other assets	39,612
Total assets	35,682,133
Liabilities
Payable for securities sold short, at value (proceeds of $17,266,479)	17,393,752
Payable for Fund shares redeemed	14,775
Dividends payable for securities sold short	23,625
Accrued management fee	260
Other accrued expenses and payables	58,825
Total liabilities	17,491,237
Net assets, at value	$ 18,190,896
Net Assets Consist of
Undistributed net investment income	374,599
Net unrealized appreciation (depreciation) on: Investments	(466,341)
Short Sales	(127,273)
Accumulated net realized gain (loss)	(268,671)
Paid-in capital	18,678,582
Net assets, at value	$ 18,190,896

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($6,180,624 ÷ 641,297 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 9.64
Maximum offering price per share (100 ÷ 94.25 of $9.64)	$ 10.23

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,308,863 ÷ 449,220 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 9.59

Class S

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,542,013 ÷ 367,058 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 9.65
Institutional Class Net Asset Value, offering and redemption price(a) per share ($4,159,396 ÷ 431,246 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 9.65
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period from October 16, 2006 (commencement of operations) to August 31, 2007
Investment Income
Income: Dividends	$ 115,740
Interest — Cash Management QP Trust	68,721
Interest*	573,604
Total Income	758,065
Expenses: Management fee	150,389
Administration fee	12,035
Services to shareholders	3,752
Custodian fees	19,169
Distribution service fees	32,438
Auditing	37,170
Legal	2,141
Trustees' fees and expenses	6,693
Reports to shareholders	15,236
Registration fees	2,054
Offering expenses	83,384
Dividend expense on securities sold short	105,405
Interest expense	43,730
Other	7,848
Total expenses before expense reductions	521,444
Expense reductions	(150,008)
Total expenses after expense reductions	371,436
Net investment income (loss)	386,629
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,480,772
Securities sold short	(1,664,253)
Increase from payments by affiliates (Note H)	1,992
(181,489)
Change in net unrealized appreciation (depreciation) on: Investments	(466,341)
Securities sold short	(127,273)
(593,614)
Net gain (loss)	(775,103)
Net increase (decrease) in net assets resulting from operations	$ (388,474)
* Represents income earned on segregated cash for securities sold short.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended August 31, 2007*
Operations: Net investment income (loss)	$ 386,629
Net realized gain (loss)	(181,489)
Net unrealized appreciation (depreciation)	(593,614)
Net increase (decrease) in net assets resulting from operations	(388,474)
Distributions to shareholders from: Net investment income: Class A	(19,641)
Class C	(15,146)
Class S	(20,703)
Institutional Class	(21,434)
Net realized gains: Class A	(8,642)
Class C	(8,500)
Class S	(8,498)
Institutional Class	(8,679)
Fund share transactions: Proceeds from shares sold	10,117,718
Reinvestment of distributions	110,262
Cost of shares redeemed	(1,541,584)
Redemption fees	4,217
Net increase (decrease) in net assets from Fund share transactions	8,690,613
Increase (decrease) in net assets	8,190,896
Net assets at beginning of period (initial capital)	10,000,000
Net assets at end of period (including undistributed net investment income of $374,599)	$ 18,190,896
* For the period from October 16, 2006 (commencement of operations) to August 31, 2007.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.28
Net realized and unrealized gain (loss)	(.53)
Total from investment operations	(.25)
Less distributions from: Net investment income (loss)	(.08)
Net realized gains	(.03)
Total distributions	(.11)
Redemption fees	.00***
Net asset value, end of period	$ 9.64
Total Return (%)[c,d]	(2.54)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6
Ratio of expenses before expense reductions (including dividend expense for securities sold short) (%)	4.23*
Ratio of expenses after expense reductions (including dividend expense for securities sold short) (%)	2.99*
Ratio of expenses after expense reductions (excluding dividend expense for securities sold short) (%)	2.11*
Ratio of net investment income (loss) (%)	3.31*
Portfolio turnover rate (%)	1,009**
[a] For the period from October 16, 2006 (commencement of operations) to August 31, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.22
Net realized and unrealized gain (loss)	(.54)
Total from investment operations	(.32)
Less distributions from: Net investment income (loss)	(.06)
Net realized gains	(.03)
Total distributions	(.09)
Redemption fees	.00***
Net asset value, end of period	$ 9.59
Total Return (%)[c,d]	(3.20)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4
Ratio of expenses before expense reductions (including dividend expense for securities sold short) (%)	4.97*
Ratio of expenses after expense reductions (including dividend expense for securities sold short) (%)	3.73*
Ratio of expenses after expense reductions (excluding dividend expense for securities sold short) (%)	2.85*
Ratio of net investment income (loss) (%)	2.57*
Portfolio turnover rate (%)	1,009**
[a] For the period from October 16, 2006 (commencement of operations) to August 31, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.30
Net realized and unrealized gain (loss)	(.54)
Total from investment operations	(.24)
Less distributions from: Net investment income (loss)	(.08)
Net realized gains	(.03)
Total distributions	(.11)
Redemption fees	.00***
Net asset value, end of period	$ 9.65
Total Return (%)[c]	(2.38)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4
Ratio of expenses before expense reductions (including dividend expense for securities sold short) (%)	4.05*
Ratio of expenses after expense reductions (including dividend expense for securities sold short) (%)	2.81*
Ratio of expenses after expense reductions (excluding dividend expense for securities sold short) (%)	1.93*
Ratio of net investment income (loss) (%)	3.49*
Portfolio turnover rate (%)	1,009**
[a] For the period from October 16, 2006 (commencement of operations) to August 31, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.30
Net realized and unrealized gain (loss)	(.54)
Total from investment operations	(.24)
Less distributions from: Net investment income (loss)	(.08)
Net realized gains	(.03)
Total distributions	(.11)
Redemption fees	.00***
Net asset value, end of period	$ 9.65
Total Return (%)[c]	(2.47)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4
Ratio of expenses before expense reductions (including dividend expense for securities sold short) (%)	4.05*
Ratio of expenses after expense reductions (including dividend expense for securities sold short (%)	2.79*
Ratio of expenses after expense reductions (excluding dividend expense for securities sold short) (%)	1.91*
Ratio of net investment income (loss) (%)	3.51*
Portfolio turnover rate (%)	1,009**
[a] For the period from October 16, 2006 (commencement of operations) to August 31, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Disciplined Market Neutral Fund (the "Fund") is a diversified series of DWS Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Long positions for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short positions for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of August 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Short Sales. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The Fund will utilize this short sale strategy in conjunction with its long positions in common stock to seek capital appreciation independent of stock market direction.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns as segregated assets to the books of the broker and/or its custodian in an amount at least equal to its obligations to purchase the securities sold short. For financial statements purposes, this is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. The amount of the liability is marked-to-market to reflect the current value of the short position.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In addition, from November 1, 2006 through August 31, 2007, the Fund incurred approximately $90,000 of net realized capital losses. As permitted by the tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2008.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 375,335
Undistributed net long-term capital gains	$ —
Net unrealized appreciation (depreciation) on investments	$ (595,867)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended August 31,
2007
Distributions from ordinary income*	$ 111,243
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares and are being amortized over one year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Dividend income on short sale transactions is recorded on ex-date net of foreign withholding taxes and disclosed as an expense in the Statement of Operations. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the period from October 16, 2006 (commencement of operations) to August 31, 2007, purchases and sales of investment securities (excluding short sale transactions) aggregated $76,125,758 and $59,606,005, respectively. Purchases to cover securities sold short and securities sold short aggregated $58,460,862 and $74,111,760, respectively.

C. Related Parties

Investment Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. Under the Investment Management Agreement, the Fund pays a monthly investment management fee ("Management Fee") based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	1.25%
Next $1 billion of such net assets	1.20%
Next $1 billion of such net assets	1.15%
Over $3 billion of such net assets	1.10%

For the period from October 16, 2006 (commencement of operations) through September 30, 2008, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, organizational and offering expenses (limited to 0.10% of average daily net assets), and dividend expenses on short sales) to the extent necessary to maintain the Fund's total operating expenses of each class as follows:

Class A	1.75%
Class C	2.50%
Class S	1.50%
Institutional Class	1.45%

Accordingly, for the period ended August 31, 2007, the fee pursuant to the Investment Management Agreement aggregated $150,389, of which $78,241 was waived, resulting in an annual effective rate of 0.60% of the Fund's average daily net assets.

For the period ended August 31, 2007 the Advisor waived $71,353 of organization and offering expenses.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from October 16, 2006 (commencement of operations) through August 31, 2007, the Advisor received an Administration Fee of $12,035, of which $1,830 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class A, C, S and Institutional Class shares. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the period from from October 16, 2006 (commencement of operations) to August 2007, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2007
Class A	$ 1,585	$ —	$ 402
Class C	1,013	—	129
Class S	495	—	6
Institutional Class	319	319	—
	$ 3,412	$ 319	$ 537

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the period from from October 16, 2006 (commencement of operations) to August 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2007
Class C	22,327	2,702

In addition, DWS-SDI provides information and administrative services for a fee ("Shareholder Servicing Fee") to the shareholders of Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period from from October 16, 2006 (commencement of operations) to August 31, 2007, the Shareholder Servicing Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2007	Annualized Effective Rate
Class A	$ 5,502	$ 1,988.15%
Class C	4,609	4,446.15%
	$ 10,111	$ 6,434

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the period from from October 16, 2006 (commencement of operations) to August 31, 2007 aggregated $3,654.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C, of the value of the shares redeemed. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. There were no CDSC fees charged for the period from from October 16, 2006 (commencement of operations) to August 31, 2007.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the period from October 16, 2006, (commencement of operations) to August 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $12,676, all of which $6,276 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At August 31, 2007, the Advisor holds approximately 54% of the outstanding shares of the Fund.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period from October 16, 2006 (commencement of operations) to August 31, 2007, the custodian fees were reduced by $95 for custodian credits earned.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 20 percent of its net assets under this agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Period Ended August 31, 2007*
	Shares	Dollars
Shares sold
Class A	534,323	$ 5,206,474
Class C	197,425	1,927,947
Class S	119,792	1,170,766
Institutional Class	185,508	1,812,531
		$ 10,117,718
Shares issued to shareholders in reinvestment of distributions
Class A	2,886	$ 28,283
Class C	2,410	23,646
Class S	2,980	29,201
Institutional Class	2,973	29,132
		$ 110,262
Shares redeemed
Class A	(145,912)	$ (1,411,674)
Class C	(615)	(5,926)
Class S	(5,714)	(54,036)
Institutional Class	(7,235)	(69,948)
		$ (1,541,584)
Redemption fees		$ 4,217
Net increase (decrease)
Class A	391,297	$ 3,826,305
Class C	199,220	1,946,662
Class S	117,058	1,145,931
Institutional Class	181,246	1,771,715
		$ 8,690,613
Initial Capital
Class A	250,000	$ 2,500,000
Class C	250,000	2,500,000
Class S	250,000	2,500,000
Institutional Class	250,000	2,500,000
		$ 10,000,000
* For the period from October 16, 2006 (commencement of operations) to August 31, 2007.

H. Payments Made by Affiliates

During year ended August 31, 2007, the Advisor fully reimbursed DWS Disciplined Market Neutral Fund $1,992 for a loss incurred on a trade executed incorrectly.

I. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Equity Trust and Shareholders of DWS Disciplined Market Neutral Fund:

We have audited the accompanying statement of assets and liabilities of DWS Disciplined Market Neutral Fund (the "Fund"), a series of DWS Equity Trust (the "Trust"), including the portfolio of investments, as of August 31, 2007, and the related statements of operations, changes in net assets, and the financial highlights for the period from October 16, 2006 (commencement of operations) to August 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Disciplined Market Neutral Fund at August 31, 2007, the results of its operations, the changes in its net assets, and the financial highlights for the period from October 16, 2006 (commencement of operations) to August 31, 2007, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 19, 2007

Tax Information (Unaudited)

For corporate shareholders, 81% of the income dividends paid during the Fund's fiscal year ended August 31, 2007, qualified for the dividends received deductions.

For federal income tax purposes, the fund designates $128,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of August 31, 2007. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted; (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2007, and Board Member, 2002-present	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	57
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	57
Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	57
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	57
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2001); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	57
William McClayton (1944) Board Member, 2004-present	Managing Director of Finance and Administration, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (accounting) (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	57
Shirley D. Peterson (1941) Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.
		57
Robert H. Wadsworth (1940) Board Member, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds.	60
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Michael G. Clark[4] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)
n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Elisa D. Metzger4, (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Paul Antosca[5] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)
n/a
Robert Kloby[4] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)
n/a
1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Executive title, not a board directorship.
4 Address: 345 Park Avenue, New York, New York 10154.
5 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DDMAX	DDMCX	DDMSX	DDMIX
CUSIP Number	233376 805	233376 888	23337R 627	233376 862
Fund Number	496	796	2096	592

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, August 31, 2007, DWS Disciplined Market Neutral Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. William McClayton, Mr. Donald Dunaway and Mr. Robert Hoffman. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS DISCIPLINED MARKET NEUTRAL FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended August 31	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$31,816	$0	$4,339	$0
2006*	N/A	$0	N/A	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

* Fund commenced operations on October 16, 2006.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$330,000	$486,614	$0
2006	$182,000	$316,254	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended August 31	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$4,339	$486,614	$1,519,326	$2,010,279
2006	n/a	$316,254	$510,763	$827,017

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2006 and 2007 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y recently advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and is in the process of terminating the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Disciplined Market Neutral Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Disciplined Market Neutral Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 29, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	October 29, 2007